Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25K

TWELFTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This Twelfth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following upon the Effective Date:

1.    Schedule F, “Fees,” Section titled, "CSG Licensed Products," Section I, "Call Center, Installation and Other Associated Items," Line No. 13, "AOI API Maintenance," "Note 5" as follows:

Note 5: CSG will provide the Customer with access to the AOI for use with third party vendors. This fee shall provide for the maintenance and support of the AOI application on the following Customer servers; ****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ***** *** *****.  Invoiced ******** in *****.

will be deleted in its entirety and will be replaced as follows:

Note 5: CSG will provide the Customer with access to the AOI for use with third party vendors. This fee shall provide for the maintenance and support of the AOI application on the following ********** (**) ******** *******; ****** ****** ****** ****** ****** ******  ****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ****** ****** *** *****.  Invoiced ******** in *****.

2.     Customer desires to add an additional Customer-selected third party application (*********) to the AOI API as provided in Schedule F, “Fees,” Section titled, "CSG Licensed Products," Section I, "Call Center, Installation and Other Associated Items," Line No. 13, "AOI API Maintenance."  CSG will reduce the annual cost for this additional application to $******** per ****** (for the ********** (**) ******** ******* listed in Note 5).  As an example, the ***** *** ******* *** *** ******** *** ********** ********* ************ *** ** *** *** *** ***** ** $***** ($******** *** *** ******** *********** **** $******** *** *** ********* ***********).  This pricing is valid as long as Customer continues to use the AOI API for both the existing application and the ********* application.  Reduction to *** (*) AOI API application will result in a rate reduction to then current contractual pricing as provided in the above referenced section of Schedule F.  Any AOI API applications provided in addition to the current and ********* applications will be charged at the then current contractual pricing.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below (the “Effective Date”).

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Brian M. Giuespie	By: /s/ Robert M. Scott
Title: Vice President	Title: EVP
Name: Brian M. Giuespie	Name: Robert M. Scott
Date: 01-Apr-2010	Date: 4-6-10